WILEY

Q4 and Fiscal Year 2013 Investor Update
June 18, 2013


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Safe Harbor

This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Reliance should not be placed on forward-looking statements, as actual results may differ materially from those in any forward-looking statements. Any such forward-looking statements are based upon a number of assumptions and estimates that are inherently subject to uncertainties and contingencies, many of which are beyond the control of the Company, and are subject to change based on many important factors. Such factors include, but are not limited to (i) the level of investment in new technologies and products; (ii) subscriber renewal rates for the Company's journals; (iii) the financial stability and liquidity of journal subscription agents; (iv) the consolidation of book wholesalers and retail accounts; (v) the market position and financial stability of key online retailers; (vi) the seasonal nature of the Company's educational business and the impact of the used book market; (vii) worldwide economic and political conditions; (viii) the Company's ability to protect its copyrights and other intellectual property worldwide (ix) the ability of the Company to successfully integrate acquired operations and realize expected opportunities and (x) other factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any such forward-looking statements to reflect subsequent events or circumstances.

Agenda

- **Summary & Performance**
- Segment Update
- Financial & Restructuring Update
- Business Outlook

WILEY

Year in Review

Challenges

- Sharp decline of print books; digital book growth not yet offsetting that decline
- Confluence of timing issues in journals subscription business
- Tight library budgets continue in southern Europe, but some growth elsewhere
- Uncertainty around brick and mortar sales channels but decreasing exposure

Positives

- Made largest non-content acquisition in our history
- Sale of consumer publishing assets to multiple parties completed
- Solid underlying performance expected for CY13 journal subscriptions
- Adjusted free cash flow of $270 million
- Largest society win in our history
- Major restructuring initiated and on track
- Repurchased 1.8 million shares

Management Update



John Kritzmacher

New Wiley CFO effective July 1

Former CFO of Lucent Technologies and Global Crossing

Former COO of Alcatel-Lucent Services Division

Responsible for finance, business development, M&A, and investor relations



Ellis Cousens

Retirement planned for June 2014

Wiley CFO and Chief of Operations since 2001

Will lead the restructuring effort



Bill Arlington – SVP of Human Resources

Retirement planned for June 30, 2013

32 years of service to Wiley

MJ O'Leary named SVP – Human Resources

WILEY

Adjusted Fiscal Year Performance

(millions)	FY13	FY12	B/(W)	B/(W) Ex-foreign exchange
Revenue	**$1,715**	**$1,710**	0.3%	1%
Operating Income	**$252.4**	**$272.3**	(7%)	(6%)
EPS	**$2.92**	**$3.12**	(6%)	(5%)
Guidance EPS	**$2.97**			

- Low revenue growth due to decline of print books in all three segments, which offset solid growth from acquisitions and growth in digital content and services. Performance also due to timing issues around journal publication and subs orders.
- Adjusted results exclude all restructuring and impairment charges, the operating results of divested businesses, and other unusual and one-time items .
- On a comparable basis to third quarter guidance, EPS was $2.97, which is US GAAP EPS excluding all fourth quarter unusual items. This result was unfavorably impacted in the fourth quarter by $0.02 of additional negative foreign exchange.

Adjusted Quarterly Performance

(millions)	Q4 FY13	Q4 FY12	B/(W)	B/(W) Ex-foreign exchange
Revenue	**$440.7**	**$435.5**	1%	3%
Operating Income	**$59.0**	**$67.3**	(12%)	(9%)
EPS	**$0.71**	**$0.77**	(8%)	(5%)

Adjusted numbers exclude the restructuring and related impairment charges, operational results and unusual items of the divested consumer publishing program and unusual tax benefits and charges

- Revenue performance due to contribution from recent acquisitions, which offset a decline in print books across all three segments. Excluding Deltak and ELS acquisitions and the impact of foreign exchange, revenue fell 2%
- Adjusted EPS due to growth from online training and assessment and careful expense management, which were more than offset by lower print revenue and higher technology expense.

Agenda

Summary & Performance

Segment Update

Financial & Restructuring Update

Business Outlook

Research Fiscal Year Summary

Positives

- Expected improvement in CY13 journal subscription business (>=3%)
- Largest society win in our history
- Open access providing incremental revenue
- Solid growth in Asia-Pacific and the Americas
- Restructuring underway and on track

Negatives

- Tight library budgets continue; particularly in southern Europe and the Middle East
- Confluence of timing issues
- Sharp decline in books
- Sharp decline in high margin, specialty products, particularly corporate reprints and backfiles

Adjusted Research Performance*

(millions)	Q4 FY13	B(W)	FY13	B(W)
Revenue	$283.1	(1%)	$1,009.8	(2%)
Contribution to Profit	$99.7	(4%)	$302.3	(3%)



Fiscal Year Revenue Growth by Product/Service**
-1%
7%
-12%
9%
-9%
45%
-11%

	Journal Subscriptions	Publishing Rights	Print Books	Digital Books	Advertising	Open Access	Other (Backfiles, Reprints, Article Select)
% of Revenue	64%	6%	13%	4%	4%	1%	9%

**Numbers in table exclude foreign exchange and all restructuring charges, impairments and unusual/one time items. Contribution to Profit presented after shared services costs are allocated.*
***Includes foreign exchange*

WILEY

Journal Subscription Variance Analysis

			Variance from 2% Expected Growth			Variance to Prior Year
Prior Year Reported Revenue	$	651			$ 651	
Expected Growth at 2%		666			N/A	
Report Revenue Fiscal Year 2013		642			642	
Shortfall			$ (24)			$ (9)
Foreign Exchange Translation			(9)			(8)
Net new Society business			-			4
New society publication schedule			(2)			-
Price Increases/new subscriptions, net of attrition			-			8
Timing of issue publications			(3)			(5)
Timing of subcription orders			(2)			(2)
Time-based earnings pilot			(3)			(3)
Timing of cash-basis subscribers			(3)			(3)
All other			(2)			0
			$ (24)			$ (9)

WILEY

Research Indicators

Licensed Subscriptions	Society Journals	Digital Transition
• Calendar year 2013 journal subscriptions up 3% vs. same time last year • 81% of journals under license as of April 30 (CY13) vs. 79% last year	• 42 new contracts worth $31 million • 81 renewals worth $52 million • 4 lost/not renewed worth $7 million	• Percent of book revenue from digital was 24% vs. 21% for prior fiscal year • Overall online article access (Full Text Access) was up 11% in the quarter

Looking ahead

- Journal subscriptions showing good growth overall
- Journal profitability and cash flow remain very strong
- Book sales soft
- Incremental revenue from open access expected to continue
- Restructuring on track

Professional Development
Fiscal Year Summary

Positives

- Consumer assets sold to multiple parties, generated $30 million in net proceeds
- Acquired businesses – workplace learning and test prep platforms - performing well
- Shift to digital content and services continues to favorably impact gross margins; digital now 20% of revenue.

Negatives

- Print books declined; not fully offset by growth from eBooks
- Uncertainty continues in brick and mortar retail channels, but exposure has been reduced
- Customer spending still muted

Adjusted Professional Performance*

(millions)	Q4 FY13	B(W)	FY13	B(W)
Revenue	**$94.9**	2%	**$370.9**	5%
Contribution to Profit	**$5.9**	(4%)	**$21.5**	28%



Fiscal Year Revenue Growth by Product/Service**
-12%
15%
+$30m
7%
-13%

	Print Books	eBooks	Assessment & Training	Journals	Other (Translation, Advertising)
% of Revenue	70%	11%	7%	3%	9%

*Numbers in table exclude foreign exchange, and operational performance, restructuring charge, gain on sale and impairment of consumer publishing programs. Contribution to Profit presented after shared services costs are allocated. Assessment & Training performance mostly due to contribution from Inscape. **Includes foreign exchange*

WILEY

Looking Ahead in Professional

- Fully focused on providing content and services across four verticals – business, technology, talent management and professional practice – and the career arc
- Bringing new products and services to market in test prep, certification, assessment and e-learning
- Leveraging our strong professional partnerships (CFA Institute, GMAC, CIA, etc.) with knowledge-based services and platforms
- Restructuring underway and on track

Education Summary

Positives

- Acquisition of Deltak moves business into high growth, educational services and opens up an institutional sales channel
- Revenue diversified; digital and services now 30% of revenue
- WileyPLUS learning system showing strong performance and growth

Negatives

- Print textbooks facing headwinds due to lower-cost alternatives to new textbooks (eg. rental and used books); fiscal year revenue from print textbooks fell 14%, off-setting gains in custom, digital books and WileyPLUS
- Kirtsaeng decision will have a minor impact on higher education sales and gross profit over the short term in EMEA and Asia, but solutions are already in place

Adjusted Education Performance*

(millions)	Q4 FY13	B(W)	YTD	B(W)
Revenue	$62.6	25%	$334.5	7%
Contribution to Profit	($8.2)	(14%)	$52.0	(11%)



Fiscal Year Revenue Growth by Product/Service**
-14%
3%
17%
26%
+$34m
-6%

	Print Textbooks	Binder/ Custom Print	eBooks/ Digital Content	WileyPLUS	Online Program Mgt (six months)	Published Rights
% of Revenue	55%	13%	7%	12%	10%	3%

*Numbers in table exclude foreign exchange and restructuring charges. Contribution to Profit presented after shared services costs are allocated..

**Includes foreign exchange

WILEY

Deltak Update

- A leader in Online Program Management (OPM)
- Approximately 200 schools work with OPM providers today; 500 more expected in next 2 years
- Average contract term is 7-10 years
- Revenue of $34 million in first six months with Wiley, up from $54 million full year prior to acquisition
- Five new university partners added since acquisition, for a total of 31
- Exceptional pipeline of program and customer prospects
- Accelerating investment in new programs and partners to secure share of long-term growth opportunities

WILEY

Looking Ahead in Education

- Online Program Management to be a prime focus of business investment and resources, and a primary area of growth
- Print textbooks may continue to decline, but growth in lower cost print alternatives, digital and WileyPLUS should offset much of this
- Restructuring underway and on track

WILEY

Agenda

Summary & Performance

Segment Update

Financial & Restructuring Update

Business Outlook

20

Adjusted Shared Services Costs

(millions spent)	FY13	FY12	B(W) Ex-foreign exchange
Distribution	$102.1	$109.1	6%
Technology	$159.1	$144.4	(11%)
Finance	$43.8	$45.1	2%
Other Admin	$87.2	$89.4	2%
Total	**$392.2**	**$388.0**	**(2%)**

- Distribution expense reduction due to lower print volume and efficiency improvement
- Technology expense increase due to the inclusion of Deltak resources for half the year and continued investment in digital products and services
- Includes $2.6 million of Deltak costs
- Adjusted amounts exclude restructuring and impairment charges

Balance Sheet

(millions)	As of 4/30/13	As of 4/30/12
Cash and Cash Equivalents	**$334.1**	**$259.8**
Deferred Revenue	*363.0*	*342.0*
Long Term Debt	**673.0**	**475.0**
Accrued Pension Liability	**204.4**	**145.8**
Net Debt	**$338.9**	**$215.2**

- Deferred revenue a leading indicator of CY13 journal subscription growth
- Defined Benefit Pension Plan (US) frozen and closed effective June 30, 2013

Cash Flow

(millions)	FY13	FY12
Net Income	**$144**	**$213**
Restructuring Charges	29	
Impairment Charges	31	
Net gain on sale of consumer	(6)	
One time tax benefit/charge	2	(8)
German tax deposit	(42)	
Investment: Composition Spend	**(50)**	**(53)**
Investment: Tech, Property, Equipment	**(59)**	**(67)**
Free Cash Flow	**228**	**260**
Adjusted Free Cash Flow*	**$270**	**$260**
Adjusted Free Cash Flow/Share**	**$4.48**	**$4.24**
Adjusted Free Cash Flow Yield***	**12.1%**	**9.6%**

*excludes $42 milllion disputed German tax deposit

**based on 60.2mm shares on April 30, 2013 and 61.3mm on April 30, 2012

*** based on approximate market cap of $2.2B as of April 30, 2013 and $2.7B as of April 30, 2012

Free Cash Flow Allocation

(millions spent)	FY13	FY12
Acquisitions, Net of Cash	$263	$92
Share Repurchases	$74	$87
Dividends	$57	$48

- FY13 acquisitions include Deltak ($220m) and ELS ($24m). FY12 acquisitions include Inscape ($85 million).
- Fiscal Year Repurchases = 1,846,873 shares @ $39.92/share
- Dividend grew 20% in fiscal year 2013
- Sale of consumer assets resulted in proceeds of $30 million
- Net debt at $339 million vs $215 million at end of fiscal year 2012

WILEY

Restructuring Update

- $24.5 million restructuring charge taken in fourth quarter related to employee separation benefits, consulting costs and the termination of the US pension plan
- This activity is expected to yield $38 million in net ongoing savings towards the $80 million run-rate savings objective
- A similar-sized charge is expected around mid-fiscal year 2014 related to further employee-separation and restructuring activity, and we will update you on associated run-rate savings at that time
- More than half of the $80 million savings to improve earnings; the remainder will be reinvested in high growth digital opportunities.

Restructuring Recap

Key areas of focus

- Consolidation of business activities and shared services from multiple locations and segments into one lower cost location, either through offshoring or outsourcing
- Elimination of low benefit activities
- Management delayering
- Termination of US defined benefit plan and very prudent expense management
- Strategic sourcing and procurement

Agenda

- Summary & Performance
- Segment Update
- Financial Discussion and Restructuring
- **Outlook**

FY14 Outlook

- FY14 is a transitional year, i.e. before we see significant earnings benefit from the restructuring, Deltak, or new businesses
- Expect low-single-digit revenue growth *excluding* foreign exchange impact and fiscal year 2013 revenue from the divested consumer businesses
- Adjusted EPS, excluding all fiscal year 2013 and 2014 restructuring and impairment charges, the full impact of our former consumer publishing programs, and one-time tax benefits or charges, to be more or less flat in the range of $2.85 to $2.95
- Expected results for fiscal year 2014 include ongoing investments in enabling technology, the year-on-year increase in incentive plan costs to target levels versus FY13 actual accruals, and investments to accelerate growth in Deltak in-line with market opportunity.

WILEY

Outlook for FY15 and Beyond

Expect a significant jump in earnings based on:

- Full-year impact of restructuring savings
- Material earnings impact of recent acquisitions (Deltak, Inscape and ELS)
- Growing contribution from recently launched businesses (online training and assessment, test prep and certification, professional services, and workflow tools)
- Stabilizing performance of core business due to efficiency gains in print, and revenue growth from digital products

WILEY

Directional EPS Outlook


FY15
FY16
FY17
Core
Restructuring
Acquisitions
New Businesses

Core: print books, ebooks and journals
Acquisitions: contributions from Deltak, ELS and Inscape (chart does not include any future acquisitions)
New Businesses: test prep and certification, online training and assessment, workflow tools and digital research

WILEY

Outlook Summary

- Despite flat revenue in FY13, the underlying performance of the journals business is solid. Profitability and Cash Flow performance of the business remains strong
- FY14 earnings growth is negatively impacted by ongoing investments in enabling technology, the restoration of incentive plan costs to target levels versus FY13 actual accruals and investments to capitalize on Deltak market opportunities
- The benefits of restructuring savings implemented through the course of FY14 will result in a significant jump in earnings in FY15
- Recent investments in new business growth (test prep and certification, online training and assessment, workflow tools and digital research) along with the impact of recent acquisitions (Deltak, Inscape & ELS) are expected to fuel sustainable revenue and earnings growth at attractive levels from FY15 and beyond

Upcoming Events

Q1 Earnings Call on September 10

Annual Meeting of Shareholders on September 19

Investor and Analyst Day on September 27